Confidential - For Internal Use Only 3Q26 Earnings Supplemental Building on a 17-year track record of profitable growth and success ©2025 Caliber

Disclaimers Forward-Looking Statements This presentation includes statements concerning CaliberCos Inc.’s (the “Company,” or “Caliber”) expectations, beliefs, plans, objectives, goals, strategies, assumptions of future events, future financial performance, or growth and other statements that are not historical facts.  These statements are "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, readers and the audience can identify these forward-looking statements through the use of words or phrases such as "estimate,“ "expect," "anticipate," "intend," "plan," "project," "believe," "forecast," "should," "could," and other similar expressions.  Forward-looking statements involve risks and uncertainties that may cause actual results or outcomes to differ materially from those included in the forward-looking statements. The Company's expectations, beliefs, and projections are expressed in good faith and are believed by the Company to have a reasonable basis, but there can be no assurance that management's expectations, beliefs, or projections will be achieved or accomplished. Factors that may cause actual results to differ materially from those included in the forward-looking statements include, but are not limited to, factors affecting the Company’s ability to successfully operate and manage its business, including, among others, title disputes, weather conditions, shortages, delays, or unavailability of equipment and services, property management, brokerage, investment and fund operations, the need to obtain governmental approvals and permits, and compliance with environmental laws and regulations; changes in costs of operations; loss of markets; volatility of asset prices; imprecision of asset valuations; environmental risks; competition; inability to access sufficient capital; general economic conditions; litigation; changes in regulation and legislation; economic disruptions or uninsured losses resulting from major accidents, fires, severe weather, natural disasters, terrorist activities, acts of war, cyber attacks, or pest infestation; increasing costs of insurance, changes in coverage and the ability to obtain insurance; and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the Company's reports filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update the information contained in any forward-looking statements to reflect developments or circumstances occurring after the statement is made or to reflect the occurrence of unanticipated events. Past performance is not indicative of future results. There is no guarantee that any specific outcome will be achieved. Investment may be speculative and illiquid and there is a total risk of loss. There is no guarantee that any specific investment will be suitable or profitable. This presentation does not constitute an offering of, nor does it constitute the solicitation of an offer to buy, securities of the Company. This presentation is provided solely to introduce the Company to the recipient and to determine whether the recipient would like additional information regarding the Company and its anticipated plans. Any investment in the Company or sale of its securities will only take place pursuant to an appropriate, private placement memorandum and a detailed subscription agreement. Some of the information contained herein is confidential and proprietary to the Company and the presentation is provided to the recipient with the express understanding that without the prior written permission of the Issuer, such recipient will not distribute or release the information contained herein, make reproductions of, or use it for any purpose other than determining whether the recipient wishes additional information regarding the Company or its plans. By accepting delivery of this presentation, the recipient agrees to return same to the Company if the recipient does not wish to receive any further information regarding the Company. We have filed a registration statement (including a preliminary prospectus) with the SEC for the offering to which this communication relates. The registration statement has not yet become effective. Before you invest, you should read the preliminary prospectus in that registration statement (including the risk factors described therein) and other documents that we have filed with the SEC for more complete information. You may access these documents for free by visiting Edgar on the SEC website at https://www.sec.gov CALIBERCO.COM  |  8901 E MOUNTAIN VIEW RD, STE 150, SCOTTSDALE, AZ 85258  |  480.295.7600   2

Today’s Speakers Chris Loeffler CHIEF EXECUTIVE OFFICER Chris Loeffler has served as the CEO and Chairman of Caliber’s Board of Directors since its inception. As CEO, Chris directs and executes global strategy, oversees investments and fund management, and contributes to private and public capital formation. As a Co-Founder Chris took an early role forming the Company’s financial and operational infrastructure and navigating the vertical integration of all real estate and investment services. 3 Michael Rosales ACTING CHIEF FINANCIAL OFFICER Michael Rosales is Caliber’s Acting CFO. As Acting CFO, Michael oversees all aspects of accounting and controllership, financial planning and analysis, tax, financial reporting, and treasury functions at Caliber. Prior to joining Caliber, Michael spent 6 years with Grant Thornton LLP, and held various audit roles at PWC, Wells Fargo, Deloitte, and Greentree Financial Services. Michael is a CPA and holds a Bachelor of Science in Accounting from Arizona State University.

4THE WEALTH DEVELOPMENT COMPANY 4 CEO Commentary

About Nasdaq: CWD - Where Real Assets & Digital Assets Converge 5 * Includes assets under management (AUM) of $737.0 million and assets under development (AUD) of $1.8 billion. ** Unlevered gross internal rate of return on all full-cycle investments. *** As of 11/12/2026 considering a price per token of $10.18. 17 years in Business $2.6 Billion Managed Assets* 19% IRR Unlevered Track Record** Caliber “CaliberCos Inc.” (Nasdaq: CWD) is a publicly listed, alternative asset manager investing at the intersection of real-world assets and digital finance. LINK DAT 229,203 Tokens; $2.3M Value*** Caliber Tokenization Services (CTS) Caliber’s Tokenized Assets

Two businesses: the first produces stable, growing fee income, and the second holds significant potential 6 THE STARTUP Real estate fund tokenization • Caliber Tokenization Services, launched August 27, 2026, tokenizes private real estate portfolios for owners such as family offices • Caliber’s own funds are the first client: PURE Pickleball & Padel went live August 13, 2026, followed by Hyatt Studios Steamboat, Hyatt Studios Phoenix/TSMC, and the HS Feeder Fund • About $110 million of Caliber Managed Assets have been tokenized as part of the initial program • Supported by the Caliber Tokenization Treasury, which holds LINK THE ANCHOR Real estate investment platform • More than $2.6 billion in Managed Assets and a 17- year track record • Middle-market hospitality and multifamily, centered on Arizona, Texas and Colorado • Earns fund management, financing, development and brokerage fees, plus performance allocations • Produces substantially all of today’s revenue and balance sheet “Tokenization is not a departure from the real estate business. It is a software upgrade applied to a well-established operating business, and Caliber’s own funds are where it is installed first.” Chris Loeffler, CEO

Private Equity Real Estate Investment’s Future: Tokenization 7 1. Primary Capital Formation ◦ Broaden investor access to private equity real estate through tokenized offerings ◦ Streamline fundraising and expand global reach 2. Secondary Liquidity ◦ Enable real estate investors to trade fund interests more efficiently ◦ Unlock value without requiring asset sales 3. Operational Efficiency ◦ Automate valuations, distributions, and investor reporting ◦ Reduce fund administration costs and enhance margins Tokenization improves scalability, profitability, and transparency across Caliber’s real estate platform.

PERE Platform Positioned for Renewed Cycle 8 Caliber Nasdaq: CWD Multi-Family Housing Multi-Tenant Industrial Hospitality RE Fund Syndication Hotel UPREIT “CHT”

Business model drives consistent growth to Caliber 9 Grow Revenue Raise Capital Grow Assets under Management Caliber helps investors profit from real estate investments by designing and creating investment funds to pursue undervalued assets. Through its fundraising team, Caliber raises capital into the funds it manages and invests that capital to grow Caliber’s total assets under management. Throughout the process, Caliber generates recurring revenue, service revenue, and investment revenue, which drives performance and investor capital to future funds. This revenue flywheel drives consistent growth to Caliber with non-dilutive financings at the fund level.

Revenue model provides diverse sources of income 10 Asset Services Asset & Fund Management Performance Fees CWD in-house real estate & investment services to generate both recurring income & service-based income. Real Estate Development Construction Management Acquisitions, Leasing, & Sales CWD’s performance fees drive profitability from asset sales & investment performance

Real Estate Enters New Cycle 11

Caliber Solves Its Clients’ Financial Needs 12 Income Lending, CORE Plus, Value Add, CHT Preferred Stock Clients who invest in Caliber’s Funds seek three primary outcomes: Desired Outcome Caliber Fund Growth Distressed and Special Situations, Adaptive Re-Use & Development Tax Planning/ Reduction Opportunity Zone Funds, 1031 Investments Caliber’s Fundraising Engine Can Now Be Applied to Digital Assets High Net- Worth Investors Capital Sources RIA’s & Brokers Family Offices / Institutions

CALIBER
THE WEALTH DEVELOPMENT COMPANY

Caliber's PERE Products

CALIBER OPPORTUNITY ZONE FUND II "Uncapped Roth"	Active Management Strategy	Desirable Markets	Target Mid-Teens IRR
CALIBER OPPORTUNISTIC GROWTH FUND "The Access Fund"	Positioned to Take Advantage of Upcoming Distress		Target Mid-Teens IRR
CALIBER CORE+ GROWTH & INCOME FUND "Passive Income Generator"	Stability with Upside Potential	Quarterly Liquidity (after 1-year lockup)	Target Low-Mid-Teens
PURE PICKLEBALL & PADEL AT RIVERWALK "QOZ & Non-QOZ Options"	Located in Scottsdale, AZ	World-Class Facility	Spanning ~ 186,423 sq. ft.

CALIBER THE WEALTH DEVELOPMENT COMPANY
13

14THE WEALTH DEVELOPMENT COMPANY 14 3Q26 Financial Highlights

3Q26 - Summary Highlights 15 Financial Measures • Platform revenue of $3.8 million, primarily driven by asset management revenue • Platform net loss attributable of $4.3 million, or $0.43 per diluted share • Platform Adjusted EBITDA of $0.1 million Metrics • Fair value assets under management of $737.0 million • Managed capital of $498.3 million Digital Asset Highlights • Improved adjusted EBITDA profitability by $1.0 million compared to year ago quarter • Platform revenue grew 16% year over year • Continued tokenization of assets Corporate • On July 2, 2026, Caliber announced the next phase of its real estate fund tokenization strategy, building on Chainlink, the industry-standard oracle platform, as part of a broader effort to modernize how private real estate assets and funds are financed, owned, administered, and accessed. • On July 16, 2026, Caliber announced that it has broken ground on its Hyatt Studios extended stay hotel in Steamboat Springs, Colorado. Company executives, development partners, and community leaders gathered to celebrate the start of construction of the approximately 114- room extended-stay hotel at 1801 Lincoln Avenue. The four-story, 57,971 square foot property is expected to open in the second half of 2027 and will help address the growing demand for modern extended-stay accommodations in one of Colorado’s premier four-season destinations. • On August 13, 2026, Caliber announced that it has gone live with its PURE Pickleball & Padel investment offering as the first real estate investment on its platform to be tokenized. The initiative creates a real-world, practical example of how blockchain-based ownership infrastructure can improve the private real estate investor experience. • Caliber completes the tokenization of three additional real estate projects, continuing the Company’s strategy to integrate blockchain infrastructure into its real estate fund offerings.

CALIBER
THE WEALTH DEVELOPMENT COMPANY

3Q26 - Summary Highlights (Continued)

Corporate

- On August 27, 2026, Caliber announced the formation of Caliber Tokenization Services, LLC ("CTS"), a new division that provides full-service real-world asset (RWA) tokenization engagements to family offices that own and operate significant real estate portfolios, under the brand, Tokenized by Caliber.

- On September 14, 2026, Caliber announced a note exchange program for holders of certain of its corporate promissory notes. As of September 30, 2026, Caliber had completed the refinancing of approximately $3.5 million of its corporate promissory notes, and has executed agreements with holders of an additional approximately $10.8 million of notes granting Caliber the right, exercisable over the next six months, to retire those notes in full for approximately $8.6 million in cash. Together, the two elements address approximately $14.3 million of corporate notes, including approximately $13.1 million, or approximately 62%, of the $21.0 million of unsecured corporate and convertible notes that the Company disclosed as maturing within twelve months in its most recent periodic report.

- On November 4, 2026, Caliber announced that it has gone live with three additional tokenized real estate investment offerings: Caliber-Hyatt Studios Steamboat, Caliber-Hyatt Studios Phoenix/TSMC, and the Caliber-HS Feeder Fund. Combined, the three offerings represent up to $85 million in offered equity. Tokenization is designed to give investors a clearer digital record of what they own and, through Caliber's Automated NAV (CNAV), a clearer view of its value. Together with lender rights, Caliber believes this will enable investors to borrow against their tokenized investment interest while retaining ownership. The launch followed the Company's first tokenization, PURE Pickleball & Padel, and extends the same ownership infrastructure to both individual developments and a fund structure.

CALIBER THE WEALTH DEVELOPMENT COMPANY
16

3rd Quarter - Historical Summary Results


Total Platform Revenue
(000's)
$8,000
$6,000
$4,000
$2,000
$—
$(2,000)
$7,416
$4,588
$3,549
$4,126
$3,516
$3,997
$4,105
$3,658
$3,842
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26
3Q26
Asset Management
Performance Allocations


Managed Capital
(000,000's)
$700
$600
$500
$400
$300
$485
$493
$495
$499
$506
$517
$490
$496
$498
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26
3Q26


Adjusted EBITDA
(000's)
$3,000
$2,000
$1,000
$—
$(1,000)
$(2,000)
$2,412
$(1,002)
$(1,352)
$(54)
$(665)
$(357)
$(338)
$296
$119
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26
3Q26


FV AUM
(000's)
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$—
$807
$795
$831
$803
$797
$780
$736
$737
$737
3Q24
4Q24
1Q25
2Q25
3Q25
4Q25
1Q26
2Q26
3Q26

CALIBER THE WEALTH DEVELOPMENT COMPANY

17

3rd Quarter Summary Results 18 Platform Adjusted EBITDA (Loss) (000’s) $(665) $119 3Q25 3Q26 Net Income (Loss) (per common share) $(1.65) $(0.49) 3Q25 3Q26 (0 0 0 's ) Total Platform Revenue $3,516 $3,842 Asset Management Performance Allocations 3Q25 3Q26 $— $2,000 $4,000 $6,000 (0 0 0 's ) Total Consolidated Revenue* $3,636 $4,315 3Q25 3Q26 $— $5,000 $10,000 * As previously communicated, Caliber has simplified the presentation of its financial performance by consolidating and deconsolidating certain assets from the Company’s financials. As a result, the year-over-year comparisons of Caliber’s GAAP financial performance are not meaningful.

Annual Platform Revenue & Platform Adjusted EBITDA 19 Annual Platform Revenue & Platform Adjusted EBITDA $2 6, 0 71 $1 2, 19 7 $1 5, 99 2 $2 4 ,11 8 $2 0 ,6 38 $2 0 ,9 4 2 $1 5, 18 8 $1 0 ,0 4 0 $( 2, 84 2) $3 ,4 62 $5 ,5 19 $( 1,2 51 ) $( 2, 71 0 ) $( 2, 4 28 ) Total Platform Revenue Platform Adjusted EBITDA 2019 2020 2021 2022 2023 2024 2025 $(10,000) $(5,000) $— $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000

Annual Managed Capital & Asset Management Revenue 20 0 0 0 ,0 0 0 's Managed Capital and Asset Management Revenue $8 2 $3 2 $9 9 $8 6 $7 5 $6 9 $2 6 $2 0 5 $2 26 $3 0 7 $3 83 $4 38 $4 93 $5 17 $3 96 $4 20 $6 0 1 $7 4 6 $7 4 1 $7 95 $7 80 Capital Originations Managed Capital Fair Value AUM 2019 2020 2021 2022 2023 2024 2025 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 0 0 0 ,0 0 0 's $2 1.1 $1 1.8 $1 5. 3 $2 1.6 $1 7. 0 $2 0 .6 $1 5. 2 Asset Management Revenues 2019 2020 2021 2022 2023 2024 2025 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0

Carried Interest 21 0 0 0 ,0 0 0 's Value of Carried Interest $89.0 $87.7 $84.8 $90.5 $104.2 $98.9 $95.7 $95.9 Carried Interest Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 $110.0

22THE WEALTH DEVELOPMENT COMPANY 22 3Q26 Financial Review

CALIBER
THE WEALTH DEVELOPMENT COMPANY

GAAP Income Statements

CALIBERCOS INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2026	2025	2026	2025
Revenues				
Asset management revenues	$ 3,275	$ 3,486	$ 10,144	$ 10,428
Performance allocations	—	2	(49)	25
Consolidated funds – hospitality revenues	—	—	—	5,057
Consolidated funds – other revenues	1,040	148	2,708	460
Total revenues	4,315	3,636	12,803	15,970
Expenses				
Operating costs	3,539	3,251	11,168	10,966
General and administrative	1,135	1,471	3,780	4,225
Marketing and advertising	62	151	385	463
Depreciation and amortization	169	160	513	483
Consolidated funds – hospitality expenses	—	—	—	4,743
Consolidated funds – other expenses	2,683	467	7,126	1,391
Total expenses	7,588	5,500	22,972	22,271
Other income (loss), net	101	(324)	(69)	(2,854)
Change in fair value of digital assets	1,643	(677)	(577)	(677)
Interest income	254	28	797	90
Interest expense	(1,363)	(1,876)	(4,063)	(5,225)
Net loss before income taxes	(2,638)	(4,713)	(14,081)	(14,967)
Provision for income taxes	(3,941)	—	(3,941)	—
Net loss	(6,579)	(4,713)	(18,022)	(14,967)
Net loss attributable to noncontrolling interests	(1,549)	(342)	(6,015)	(890)
Net loss attributable to CaliberCos Inc.	$ (5,030)	$ (4,371)	$ (12,007)	$ (14,077)
Basic and diluted net loss per share attributable to common stockholders	$ (0.49)	$ (1.65)	$ (1.42)	$ (8.31)
Weighted average common shares outstanding:				
Basic and diluted	10,283	2,615	8,712	1,685

CALIBER THE WEALTH DEVELOPMENT COMPANY

23

GAAP Balance Sheets 24 CALIBERCOS INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) September 30, 2026 December 31, 2025 ASSETS Cash $ 1,794 $ 2,538 Restricted cash 2,574 2,628 Real estate investments, net 19,827 21,689 Real estate assets held for sale 1,709 — Digital assets 3,293 6,850 Notes receivable - related parties, net of allowance of $1,000 and $909, respectively 10,492 7,348 Due from related parties, net of allowance of $4,425 and $4,071, respectively 10,557 10,086 Investments in unconsolidated entities 11,156 11,624 Operating lease - right of use assets — 98 Prepaid and other assets 1,927 2,368 Assets of consolidated funds Cash 407 326 Restricted cash 698 524 Real estate investments, net 50,063 10,807 Intangible assets, net 45,784 46,330 Notes receivable - related parties 5,991 936 Due from related parties 1,369 220 Operating lease - right of use assets 10,756 10,757 Prepaid and other assets 495 267 Total assets $ 178,892 $ 135,396

GAAP Balance Sheets (Continued) 25 September 30, 2026 December 31, 2025 LIABILITIES AND STOCKHOLDERS' EQUITY Notes payable, net $ 42,059 $ 46,347 Accounts payable and accrued expenses 6,305 7,325 Series AA cumulative redeemable preferred stock, net of issuance costs, $25.00 per share stated value, 800,000 shares authorized, 447,415 and 221,434 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively 10,497 5,101 Due to related parties 127 186 Operating lease liabilities 39 64 Other liabilities 4,585 771 Liabilities of consolidated funds Notes payable, net 66,173 33,605 Notes payable - related parties 2,567 2,330 Accounts payable and accrued expenses 3,269 1,719 Due to related parties 923 861 Operating lease liabilities 10,756 10,757 Other liabilities 152 99 Total liabilities 147,452 109,165 Commitments and Contingencies (Note 12)

GAAP Balance Sheets (Continued) 26 September 30, 2026 December 31, 2025 Series A non-cumulative convertible preferred stock, $0.001 par value; 22,500,000 shares authorized, and 5,875 shares issued and outstanding as of September 30, 2026 and December 31, 2025 — $ — Series B convertible preferred stock, $0.001 par value; 50,000 shares authorized, and zero and 15,868 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively — — Series AAA convertible preferred stock, $0.001 par value; 40,000 shares authorized, and 2,119 and zero shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively — — Common stock Class A, $0.001 par value; 500,000,000 shares authorized, 10,669,455 and 6,534,319 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively 10 7 Common stock Class B, $0.001 par value; 15,000,000 shares authorized, zero and 370,822 shares issued and outstanding as of September 30, 2026 and December 31, 2025, respectively — — Paid-in capital 87,143 79,731 Accumulated deficit (90,737) (78,405) Stockholders’ (deficit) equity attributable to CaliberCos Inc. (3,584) 1,333 Stockholders’ equity attributable to noncontrolling interests 35,024 24,898 Total stockholders’ equity 31,440 26,231 Total liabilities and stockholders’ equity $ 178,892 $ 135,396

CALIBER
THE WEALTH DEVELOPMENT COMPANY

Contacts:

Chris Loeffler, CEO
Chris.Loeffler@CaliberCo.com

Ilya Grozovsky, VP of Investor Relations & Corporate Development
Ilya.Grozovsky@CaliberCo.com

CaliberCos
NASDAQ: CWD

https://www.caliberco.com/

Appendix THE WEALTH DEVELOPMENT COMPANY 28

NON-GAAP Measures 29 Non-GAAP Measures We use non-GAAP financial measures to evaluate operating performance, identify trends, formulate financial projections, make strategic decisions, and for other discretionary purposes. We believe that these measures enhance the understanding of ongoing operations and comparability of current results to prior periods and may be useful for investors to analyze our financial performance because they provide investors a view of the performance attributable to us. When analyzing our operating performance, investors should use these measures in addition to, and not as an alternative for, their most directly comparable financial measure calculated and presented in accordance with U.S. GAAP. Our presentation of non-GAAP measures may not be comparable to similarly identified measures of other companies because not all companies use the same calculations. These measures may also differ from the amounts calculated under similarly titled definitions in our debt instruments, which amounts are further adjusted to reflect certain other cash and non-cash charges and are used by us to determine compliance with financial covenants therein and our ability to engage in certain activities, such as incurring additional debt and making certain restricted payments. Asset Management Platform or Platform Platform refers to the performance of our asset management platform segment, which generates revenues and expenses from managing our investment portfolio, which does not include any consolidated assets or funds. These activities include asset management, transaction services, and performance allocations. Management believes that this is an important view of us because it communicates performance of us that would be most useful for understanding the value of CWD. Fee-Related Earnings and Related Components Fee-Related Earnings is a supplemental non-GAAP performance measure used to assess our ability to generate profits from fee- based revenues focusing on whether our core revenue streams are sufficient to cover our core operating expenses. Fee-Related Earnings represents our net income (loss) before income taxes adjusted to exclude depreciation and amortization, stock-based compensation, interest expense and extraordinary or non-recurring revenue and expenses, including performance allocation revenue and change in fair value of digital assets, public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, litigation settlements, and expenses recorded to earnings relating to investment deals which were abandoned or closed. Fee-Related Earnings is presented on a basis that deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to CaliberCos Inc. and is consistent with performance models and analysis used by management. Distributable Earnings Distributable Earnings is a supplemental non-GAAP performance measure equal to Fee-Related Earnings plus performance allocation revenue and less interest expenses and provision for income taxes. We believe that Distributable Earnings can be useful as a supplemental performance measure to our U.S. GAAP results assessing the amount of earnings available for distribution.

NON-GAAP Measures (Continued) 30 Platform Earnings Platform Earnings represents the performance of our asset management platform segment, which generates revenues and expenses from managing our investment portfolio, excluding any consolidated assets or funds. We evaluate recurring earnings capacity through fee-related earnings, defined as fund management fees, financing fees, development and construction fees, organizational and offering fees, and brokerage fees, less direct operating expenses. We believe this measure provides investors with insight into the recurring operating profile of our asset management platform independent of performance allocation timing. Platform Adjusted EBITDA Platform Adjusted EBITDA represents our Distributable Earnings adjusted for interest expense, other income (expense), and provision for income taxes on a basis that  deconsolidates our consolidated funds (intercompany eliminations) and eliminates noncontrolling interest. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to the Platform and is consistent with performance models and analysis used by management. Consolidated Adjusted EBITDA Consolidated Adjusted EBITDA represents our and the consolidated funds’ earnings before net interest expense, income taxes, depreciation and amortization, further adjusted to exclude stock-based compensation, transaction fees, expenses and other public registration direct costs related to aborted or delayed offerings and our Reg A+ offering, litigation settlements, expenses recorded to earnings relating to investment deals which were abandoned or closed, any other non-cash expenses or losses, as further adjusted for extraordinary or non-recurring items. Platform Basic and Diluted Earnings Per Share (“EPS”) Platform Basic and Diluted EPS represents earnings per share generated by the Platform, without reflecting the impact of consolidation. Eliminating the impact of consolidated funds and noncontrolling interest provides investors a view of the performance attributable to the Platform and is consistent with performance models and analysis used by management. The following tables presents a reconciliation of net income (loss) attributable to CaliberCos Inc. to Fee-Related Earnings, Distributable Earnings, Caliber Adjusted EBITDA, and Consolidated Adjusted EBITDA for the three and nine months ended September 30, 2026 and 2025 (in thousands):

Platform Income Statements 31 ASSET MANAGEMENT PLATFORM (1) (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA) (UNAUDITED) Three Months Ended September 30, 2026 Platform Impact of Consolidated Funds & Eliminations Consolidated Revenues Asset management revenues $ 3,842 $ (567) $ 3,275 Performance allocations — — — Consolidated funds – other revenues — 1,040 1,040 Total revenues 3,842 473 4,315 Expenses Operating costs 3,713 (174) 3,539 General and administrative 1,105 30 1,135 Marketing and advertising 62 — 62 Depreciation and amortization 176 (7) 169 Consolidated funds – other expenses — 2,683 2,683 Total expenses 5,056 2,532 7,588 Other income (loss), net 282 (181) 101 Change in fair value of digital assets 1,643 — 1,643 Interest income 254 — 254 Interest expense (1,363) — (1,363) Net loss before income taxes (398) (2,240) (2,638) Provision for income taxes (3,941) — (3,941) Net loss (4,339) (2,240) (6,579) Net loss attributable to noncontrolling interests — (1,549) (1,549) Net loss attributable to CaliberCos Inc. $ (4,339) $ (691) $ (5,030) Basic and diluted Platform loss per share $ (0.43) $ (0.49) Weighted average common shares outstanding: Basic and diluted 10,283 10,283

Platform Income Statements (Continued) 32 Nine Months Ended September 30, 2026 Platform Impact of Consolidated Funds & Eliminations Consolidated Revenues Asset management revenues $ 11,654 $ (1,510) $ 10,144 Performance allocations (49) — (49) Consolidated funds – other revenues — 2,708 2,708 Total revenues 11,605 1,198 12,803 Expenses Operating costs 11,712 (544) 11,168 General and administrative 3,770 10 3,780 Marketing and advertising 385 — 385 Depreciation and amortization 534 (21) 513 Consolidated funds – other expenses — 7,126 7,126 Total expenses 16,401 6,571 22,972 Other loss, net 475 (544) (69) Change in fair value of digital assets (577) — (577) Interest income 797 — 797 Interest expense (4,063) — (4,063) Net loss before income taxes (8,164) (5,917) (14,081) Provision for income taxes (3,941) — (3,941) Net loss (12,105) (5,917) (18,022) Net loss attributable to noncontrolling interests — (6,015) (6,015) Net loss attributable to CaliberCos Inc. $ (12,105) $ 98 $ (12,007) Basic and diluted Platform loss per share $ (1.43) $ (1.42) Weighted average common shares outstanding: Basic and diluted 8,712 8,712

Platform Income Statements (Continued) 33 Three Months Ended September 30, 2025 Platform Impact of Consolidated Funds & Eliminations Consolidated Revenues Asset management $ 3,514 $ (28) $ 3,486 Performance allocations 2 — 2 Consolidated funds – other revenue — 148 148 Total revenues 3,516 120 3,636 Expenses Operating costs 3,408 (157) 3,251 General and administrative 1,481 (10) 1,471 Marketing and advertising 151 — 151 Depreciation and amortization 167 (7) 160 Consolidated funds – other expenses — 467 467 Total expenses 5,207 293 5,500 Other loss, net (230) (94) (324) Gain on extinguishment of debt (677) — (677) Interest income 28 — 28 Interest expense (1,876) — (1,876) Net loss before income taxes (4,446) (267) (4,713) Provision for income taxes — — — Net loss (4,446) (267) (4,713) Net loss attributable to noncontrolling interests — (342) (342) Net loss attributable to CaliberCos Inc. $ (4,446) $ 75 $ (4,371) Basic and diluted net loss per share $ (1.70) $ (1.65) Weighted average common shares outstanding: Basic and diluted 2,615 2,615

CALIBER
THE WEALTH DEVELOPMENT COMPANY

Platform Income Statements (Continued)

	Nine Months Ended September 30, 2025		
	Platform	Impact of Consolidated Funds & Eliminations	Consolidated
Revenues			
Asset management	$ 11,159	$ (731)	$ 10,428
Performance allocations	32	(7)	25
Consolidated funds – hospitality revenue	—	5,057	5,057
Consolidated funds – other revenue	—	460	460
Total revenues	11,191	4,779	15,970
Expenses			
Operating costs	11,417	(451)	10,966
General and administrative	4,256	(31)	4,225
Marketing and advertising	463	—	463
Depreciation and amortization	503	(20)	483
Consolidated funds – hospitality expenses	—	4,743	4,743
Consolidated funds – other expenses	—	1,391	1,391
Total expenses	16,639	5,632	22,271
Other loss, net	(2,238)	(616)	(2,854)
Gain on extinguishment of debt	(677)	—	(677)
Interest income	91	(1)	90
Interest expense	(5,225)	—	(5,225)
Net loss before income taxes	(13,497)	(1,470)	(14,967)
Provision for income taxes	—	—	—
Net loss	(13,497)	(1,470)	(14,967)
Net loss attributable to noncontrolling interests	—	(890)	(890)
Net loss attributable to CaliberCos Inc.	$ (13,497)	$ (580)	$ (14,077)
Basic and diluted Platform loss per share	$ (8.01)		$ (8.31)
Basic and diluted	1,685		1,685

(1) Represents the results of our asset management platform, which are presented on a basis that deconsolidates our consolidated funds (intercompany eliminations and eliminates noncontrolling interests.

CALIBER THE WEALTH DEVELOPMENT COMPANY
34

CALIBER THE WEALTH DEVELOPMENT COMPANY

NON-GAAP Reconciliations

NON-GAAP ADJUSTED EBITDA
(AMOUNTS IN THOUSANDS) (UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2026	2025	2026	2025
Net loss attributable to CaliberCos Inc.	$ (5,030)	$ (4,371)	$ (12,007)	$ (14,077)
Net loss attributable to noncontrolling interests	(1,549)	(342)	(6,015)	(890)
Net loss	(6,579)	(4,713)	(18,022)	(14,967)
Provision for income taxes	3,941	—	3,941	—
Net loss before income taxes	(2,638)	(4,713)	(14,081)	(14,967)
Depreciation and amortization	176	167	534	503
Consolidated funds’ impact on fee-related earnings	2,059	173	5,373	853
Stock-based compensation	383	332	1,078	1,362
Severance	7	593	410	1,098
Performance allocations	—	(2)	49	(25)
Other income, net	(513)	94	(2,054)	(323)
Investments impairment	167	102	526	2,418
Change in fair value of digital assets	(1,643)	677	577	677
Bad debt expense	64	35	1,053	144
Interest expense, net	1,109	1,848	3,266	5,134
Fee-Related Earnings	(829)	(694)	(3,269)	(3,126)
Performance allocations	—	2	(49)	25
Interest expense, net	(1,109)	(1,848)	(3,266)	(5,134)
Provision for income taxes	(3,941)	—	(3,941)	—
Distributable Earnings	(5,879)	(2,540)	(10,525)	(8,235)
Interest expense	1,363	1,876	4,063	5,225
Other income, net	513	(94)	2,054	323
Provision for income taxes	3,941	—	3,941	—
Consolidated funds’ impact on Platform Adjusted EBITDA	181	93	544	616
Platform Adjusted EBITDA	119	(665)	77	(2,071)
Consolidated funds' EBITDA Adjustments	(360)	201	(1,014)	1,522
Consolidated Adjusted EBITDA	$ (241)	$ (464)	$ (937)	$ (549)

CALIBER THE WEALTH DEVELOPMENT COMPANY
35

NON-GAAP Reconciliations (Continued) 36 PLATFORM REVENUE (1) (AMOUNTS IN THOUSANDS) (UNAUDITED) Three Months Ended September 30, Nine Months Ended September 30, 2026 2025 2026 2025 Fund management fees $ 3,078 $ 2,782 $ 9,000 $ 8,265 Financing fees 64 207 786 573 Development and construction fees 609 427 1,358 1,934 Brokerage fees 91 98 510 387 Total asset management 3,842 3,514 11,654 11,159 Performance allocations — 2 (49) 32 Total Platform revenue $ 3,842 $ 3,516 $ 11,605 $ 11,191 (1) Represents the results of our asset management platform, which are presented on a basis that deconsolidates our consolidated funds (intercompany eliminations and eliminates noncontrolling interests.

NON-GAAP Reconciliations (Continued) 37 MANAGED CAPITAL (AMOUNTS IN THOUSANDS) (UNAUDITED) Balance as of December 31, 2025 $ 517,186 Originations 10,478 Return of capital (316) Investment write-offs (37,764) Balance as of March 31, 2026 489,584 Originations 6,400 Return of capital (23) Investment write-offs (355) Balance as of June 30, 2026 $ 495,606 Originations 8,957 Return of capital (6,293) Investment write-offs — Balances as of September 30, 2026 $ 498,270 September 30, 2026 December 31, 2025 Real Estate Hospitality $ 47,097 $ 49,289 Caliber Hospitality Trust(1) 97,044 97,037 Residential 110,551 103,961 Commercial 189,261 180,569 Total Real Estate(2) 443,953 430,856 Credit(3) 53,530 82,163 Other(4) 787 4,167 Total $ 498,270 $ 517,186 (1) We earn a fund management fee of 0.70% of the Caliber Hospitality Trust’s enterprise value and are reimbursed for certain costs incurred on behalf of the Caliber Hospitality Trust. (2) Beginning during the year ended December 31, 2023, we include capital raised from our investors through corporate note issuances that was further invested in our funds in Managed Capital. As of September 30, 2026, and December 31, 2025, we had invested $11.2 million and $11.6 million, respectively, in our funds. (3) Credit managed capital represents loans made to our investment funds by us and our diversified funds. As of September 30, 2026 and December 31, 2025, we had loaned $11.7 million and $8.5 million, respectively, to our funds. (4) Other managed capital represents undeployed capital held in our diversified funds.

CALIBER
THE WEALTH DEVELOPMENT COMPANY

NON-GAAP Reconciliations (Continued)

Fair Value Assets Under Management
(AMOUNTS IN THOUSANDS) (UNAUDITED)

Balances as of December 31, 2025	$	779,730
Assets acquired[1]		4,150
Construction and net market depreciation		(4,675)
Assets sold[2]		(10,275)
Credit[3]		(29,403)
Other[4]		(3,176)
Balances as of March 31, 2026		736,351
Construction and net market depreciation		(441)
Assets sold [2]		(659)
Credit[3]		622
Other[4]		1,316
Balances as of June 30, 2026	$	737,189
Assets acquired[1]		4,125
Construction and net market depreciation		(2,925)
Credit[3]		148
Other[4]		(1,520)
Balances as of September 30, 2026	$	737,017

		September 30, 2026		December 31, 2025
Real Estate				
Hospitality	$	50,900	$	55,600
Caliber Hospitality Trust		185,700		191,900
Residential		156,700		165,900
Commercial		289,400		280,000
Total Real Estate		682,700		693,400
Credit[3]		53,530		82,163
Other[4]		787		4,167
Total	$	737,017	$	779,730

[1] Assets acquired during the nine months ended September 30, 2026 include one land parcel intended for hotel development in Colorado and one land parcel intended for hotel development in Arizona.
[2] Assets sold during the nine months ended September 30, 2026 include one multi-family residential asset and a portion of a land asset.
[3] Credit FV AUM represents loans made to our investment funds by our diversified credit fund.
[4] Other FV AUM represents undeployed capital held in our diversified funds.

CALIBER THE WEALTH DEVELOPMENT COMPANY
38